LEASES	12 Months Ended
Dec. 31, 2022
Lessee Disclosure [Abstract]
LEASES
NOTE 10:-	LEASES

As of December 31, 2022, the Company had operating lease agreements for facilities and vehicles in the United States, Canada, Australia, United Kingdom, European Union, Israel, India, Sweden and Singapore. The Company’s leases have remaining lease terms of up to 14 years, some of which include options to extend the leases for up to five years. Such options are included in the lease term when it is reasonably certain that the option will be exercised. Leases with an initial term of 12 months or less are not recorded on the balance sheet, the Company recognizes lease expense for these leases on a straight-line basis over the lease term. The Company does not separate non-lease components from the lease components to which they relate, and instead accounts for each separate lease and non-lease component associated with that lease component as a single lease component for all underlying asset classes. The Company uses its estimated incremental borrowing rate based on the information available at commencement date in determining the present value of lease payments. During 2021, the Company's lease fees related to the Land Use Agreement with the Kibbutz were amended. The amendment included an increase in the lease fees and was not accounted for as a new lease. As a result of the amendment, the operating lease right of use asset and liability increased by approximately $35.6 million. See also note 14c.

a.	The following table summarizes the Company’s lease-related assets and liabilities recorded on the consolidated balance sheet:

	Classification	December 31, 2022	December 31, 2021
Assets:

Operating lease assets	Operating lease right-of-use assets	$144,098	$154,652

Total lease assets		$144,098	$154,652

Liabilities:

Current lease liabilities	Accrued expenses and other liabilities	22,741	22,772
Long-term lease liabilities	Long-term operating lease liabilities	124,353	143,324

Total lease liabilities		$147,094	$166,096

Lease term and discount rate:

	December 31, 2022	December 31, 2021

Weighted-average remaining lease term — operating leases	7.92 years	8.82 years
Weighted-average discount rate — operating leases	2.47%	2.12%

b.	The components of operating lease cost for the year ended December 31, 2022 were as follows:

	December 31, 2022	December 31, 2021
Operating lease cost:

Operating lease expense	$27,583	$25,083
Variable lease expense	1,940	2,985
Short-term lease expense	183	20
Sublease income	(999)	(819)

Total operating lease cost	$28,707	$27,269

c.	The maturity of the Company’s operating lease liabilities for contracts with lease term greater than one year as of December 31, 2022 are as follows:

December 31,

2023	$25,561
2024	23,111
2025	20,285
2026	18,826
2027	16,048
2028 and thereafter	57,237

Total future lease payments (1)	161,068
Less imputed interest	(13,974)

Total	$147,094

(1)	Total lease payments have not been reduced by sublease rental payments of approximately $496 due in the future under non-cancelable subleases.

d.	For additional information regarding lease transactions between related parties, refer to Note 14.

e.	The following table presents supplemental cash flow information related to the lease costs for operating leases:

	December 31, 2022	December 31, 2021
Cash paid for amounts included in measurement of lease liabilities:

Operating cash flows for operating leases	$26,003	$24,051

Right-of-use assets obtained in exchange for new operating lease liabilities:

Operating leases	$18,569	$57,342